UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10986 (Commission File Number)	11-2148932 (I.R.S. Employer Identification No.)

1938 New Highway, Farmingdale, New York 11735 (Address of principal executive offices, including zip code) (631) 694-9555 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 7, 2017, Misonix, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the appointment of Shandong Weigao Orthopedic Device Company Limited, a subsidiary of Shandong Weigao Group Medical Polymer Company Limited, as the exclusive distributor of the Company’s BoneScalpel product line in the People’s Republic of China, Hong Kong and Macao.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISONIX, INC.

Date: March 7, 2017	By:	/s/Stavros G. Vizirgianakis
Stavros G. Vizirgianakis
Chief Executive Officer